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
                                                                           Request for Qualified Retirement
[LOGO]                                                                     Account Transfer/Direct Rollover
-----------------------------------------------------------------------------------------------------------------------------
Instructions: A. Please type or print.
              B. Owner's/Trustee's signature is required on this form.
              C. The following items must be mailed to Lincoln Life to
                 process a transfer of funds:

                       1. This form, "Request for Qualified Retirement Account Transfer/Direct Rollover"
                       2. Old policy/contract, if applicable (if lost, please indicate in Section 2 below)
                       3.  State replacement form (if required by the state)
                       4. Lincoln ChoicePlus Assurance(SM) (Bonus) Application if funds are for an initial purchase payment

 1   CURRENT PLAN INFORMATION

     _____________________________________________________________________  Telephone number [_][_][_] [_][_][_]-[_][_][_][_]
     Current financial institution
     ________________________________________________________________________________________________________________________
     Address                                              City                           State                   ZIP
     _______________________________________________      ___________________________________________________________________
     Policy/account owner name                            Owner's Social Security number or Tax ID number
     _______________________________________________      ___________________________________________________________________
     Name of participant/annuitant (if different)         Policy/account number

     Transfer/rollover FROM type of plan: [_] 401(k)     [_] 401(a) Type______________________ [_] SEP-IRA  [_] Traditional IRA
                                          [_] Conversion [_] Roth Contributory IRA: [_] 403(b) [_] Other (specify)___________

     Transfer/rollover TO type of plan:  [_] Traditional IRA [_] Roth IRA

2    QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

     Transfer the proceeds: [_] Immediately   [_] When indicated (date must be within 30 days):  [_][_] [_][_] [_][_]
                                                                                                  Month   Day   Year
     Check one for each of the following three sections:

     1. The amount requested and directed for payment represents a: [_] Full transfer or [_] Partial transfer of  $__________
     2. [_] Apply proceeds to a new contract [_] Apply proceeds to existing contract number _________________________________

     Note: Age 70 1/2 restrictions apply to an individual retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either:(1) pay your own required minimum distribution to you now or (2) retain that amount for distribution to you later.

     IF APPLICABLE:

     3. [_] I have enclosed the annuity contract. [_] I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

3    SIGNATURES

     I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life.

     Please do not withhold any amount for taxes from the proceeds.

     It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

     I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term FBO or "for the benefit of."

     ________________________________________________________________________  [_][_] [_][_] [_][_]
     Owner/Trustee signature and title                                         Month   Day    Year

     ________________________________________________________________________  [_][_] [_][_] [_][_]
     Irrevocable beneficiary signature (if applicable)                         Month   Day    Year

     ________________________________________________________________________  [_][_] [_][_] [_][_]
     Co-Owner/Trustee signature and title (if applicable)                      Month   Day    Year

4    ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

     Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to Lincoln Life, attach a copy of this form to the check and send to the address below.

     _____________________________________________     _____________________________________________     ____________________
     Authorized signature                              Title                                             Date

     ________________________________  Mail to: Lincoln Life, PO Box 7866, Fort Wayne  IN  46801-7866
     New policy/contract number                 Phone  800-826-6848

-----------------------------------------------------------------------------------------------------------------------------
Send completed application and this form to your investment dealer's home office or to:
                                                                                           Express Mail:
                                     Lincoln Life                                          Lincoln Life
                                     P.O. Box 7866                                         Attention: ChoicePlus Operations
                                     Fort Wayne, IN 46801-7866                             1300 South Clinton Street
                                                                                           Fort Wayne, IN 46802
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
                                                                                             -------------------------------
        [LOGO]             Lincoln ChoicePlus Assurance(SM) (Bonus)                             The Lincoln National Life
                                  Variable Annuity Application                                      Insurance Company
                                                                                                    Fort Wayne,Indiana
                                                                                             -------------------------------
-------------------------------------------------------------------------------------------------------------------------------
     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   Contract Owner Maximum age of Contract Owner is 85.

     ___________________________________________________    Social Security number/TIN      [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name or trust name*
                                                            Date of birth  [_][_] [_][_] [_][_]    [_] Male    [_] Female
                                                                           Month   Day    Year
     ___________________________________________________
     Street address
     (If PO Box, physical street address required)
                                                            Home telephone number    [_][_][_] [_][_][_]-[_][_][_][_]
     ___________________________________________________
     City                  State              ZIP
                                                            Date of trust* [_][_] [_][_] [_][_]   Is trust revocable?*
                                                            Month          Month   Day    Year    [_] Yes       [_] No
     ___________________________________________________
     Trustee name*
                                                            *This information is required for trusts.

1b   Joint Contract Owner Maximum age of Joint Contract Owner is 85.

                                                            Social Security number            [_][_][_]-[_][_]-[_][_][_][_]
     ___________________________________________________
     Full legal name                                                                               [_] Male    [_] Female
                                                            Date of birth  [_][_] [_][_] [_][_]
                                                                           Month   Day    Year     [_] Spouse  [_] Non-spouse

2a   Annuitant       (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                     Maximum age of Annuitant is 85.

                                                            Social Security number        [_][_][_]-[_][_]-[_][_][_][_]
     ___________________________________________________
     Full legal name
                                                            Date of birth  [_][_] [_][_] [_][_]    [_] Male    [_] Female
     ___________________________________________________                   Month   Day    Year
     Street address
                                                            Home telephone number    [_][_][_] [_][_][_]-[_][_][_][_]
     ___________________________________________________
     City                  State              ZIP

2b   Contingent Annuitant Maximum age of Contingent Annuitant is 85.

                                                            Social Security number        [_][_][_]-[_][_]-[_][_][_][_]
     ___________________________________________________
     Full legal name

3    Beneficiary(ies) Of Contract Owner      (List additional beneficiaries on separate sheet.
                                             If listing children, use full legal names.)

     ________________________________________________________  ______________________________ _____________________ _________%
     Full legal name or trust name* [_] Primary [_] Contingent Relationship to Contract Owner SSN/TIN

     ________________________________________________________  ______________________________ _____________________ _________%
     Full legal name or trust name* [_] Primary [_] Contingent Relationship to Contract Owner SSN/TIN

     ________________________________________________________  ______________________________ _____________________ _________%
     Full legal name or trust name* [_] Primary [_] Contingent Relationship to Contract Owner SSN/TIN

     ________________________________________________________  Date of trust* [_][_] [_][_] [_][_]   Is trust revocable?*
     Trustee name                                                             Month   Day    Year    [_] Yes     [_] No

                                                               *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).

4    Type of Lincoln ChoicePlus Assurance(SM) Variable Annuity Contract

     Nonqualified: [_] Initial Contribution OR [_] 1035 Exchange

     Tax-Qualified (must complete plan type):  [_] Transfer (to same market) OR [_] Rollover (to different market)
     Plan Type (check one): [_] Roth IRA       [_] Traditional IRA
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
5a   Allocation   (This section must be completed.)                 5b Dollar Cost Averaging    (Complete only if electing DCA.)

     Initial minimum: $10,000                                          $2,000 minimum required.
     Future contributions will follow the allocation below. If         -------------------------------------------------------------
     DCA option is selected, the entire amount of each future          Total amount to DCA:     OR   $_____________________
     contribution will follow the allocation in Section 5b.            MONTHLY amount to DCA:        $_____________________
                                                                       -------------------------------------------------------------
     If no allocations are specified in Section 5a or 5b, the          OVER THE FOLLOWING PERIOD:     _____________________
     entire amount will be allocated to the Lincoln VIP Money                                              MONTHS (6-60)
     Market Fund pending instructions from the contract owner.         -------------------------------------------------------------
     ---------------------------------------------------------------   FROM THE FOLLOWING HOLDING ACCOUNT (check one):
     Please allocate my contribution of:                               [_] DCA Fixed Account                *The DCA holding account
     $____________________    OR     $_______________________          [_] Delaware VIP High Yield Series*  and the DCA fund elected
     Initial contribution             Approximate amount from          [_] Lincoln VIP Money Market Fund*   cannot be the same.
                                      previous carrier                 [_] Lincoln VIP Bond Fund*
     ---------------------------------------------------------------   -------------------------------------------------------------
     INTO THE FUND(S) BELOW               Use whole percentages        INTO THE FUND(S) BELOW         Use whole percentages
     ---------------------------------------------------------------   -------------------------------------------------------------
     _________% Delaware VIP High Yield Series                         _________% Delaware VIP High Yield Series*
     _________% Delaware VIP Large Cap Value Series                    _________% Delaware VIP Large Cap Value Series
     _________% Delaware VIP REIT Series                               _________% Delaware VIP REIT Series
     _________% Delaware VIP Small Cap Value Series                    _________% Delaware VIP Small Cap Value Series
     _________% Delaware VIP Trend Series                              _________% Delaware VIP Trend Series
     _________% Delaware VIP U.S. Growth Series                        _________% Delaware VIP U.S. Growth Series
     _________% AIM V.I. Growth Fund                                   _________% AIM V.I. Growth Fund
     _________% AIM V.I. International Growth Fund                     _________% AIM V.I. International Growth Fund
     _________% AIM V.I. Premier Equity Fund                           _________% AIM V.I. Premier Equity Fund
     _________% AllianceBernstein Growth and Income Portfolio          _________% AllianceBernstein Growth and Income Portfolio
     _________% AllianceBernstein Premier Growth Portfolio             _________% AllianceBernstein Premier Growth Portfolio
     _________% AllianceBernstein Small Cap Value Portfolio            _________% AllianceBernstein Small Cap Value Portfolio
     _________% AllianceBernstein Technology Portfolio                 _________% AllianceBernstein Technology Portfolio
     _________% American Funds Global Small Capitalization Fund        _________% American Funds Global Small Capitalization Fund
     _________% American Funds Growth Fund                             _________% American Funds Growth Fund
     _________% American Funds Growth-Income Fund                      _________% American Funds Growth-Income Fund
     _________% American Funds International Fund                      _________% American Funds International Fund
     _________% Fidelity VIP Contrafund Portfolio                      _________% Fidelity VIP Contrafund Portfolio
     _________% Fidelity VIP Equity-Income Portfolio                   _________% Fidelity VIP Equity-Income Portfolio
     _________% Fidelity VIP Growth Portfolio                          _________% Fidelity VIP Growth Portfolio
     _________% Fidelity VIP Overseas Portfolio                        _________% Fidelity VIP Overseas Portfolio
     _________% FTVIP Franklin Small Cap Fund                          _________% FTVIP Franklin Small Cap Fund
     _________% FTVIP Templeton Growth Securities Fund                 _________% FTVIP Templeton Growth Securities Fund
     _________% Janus Aspen Balanced Portfolio                         _________% Janus Aspen Balanced Portfolio
     _________% Janus Aspen Mid-Cap Growth Portfolio                   _________% Janus Aspen Mid-Cap Growth Portfolio
     _________% Janus Aspen Worldwide Growth Portfolio                 _________% Janus Aspen Worldwide Growth Portfolio
     _________% Lincoln VIP Aggressive Growth Fund                     _________% Lincoln VIP Aggressive Growth Fund
     _________% Lincoln VIP Bond Fund                                  _________% Lincoln VIP Bond Fund*
     _________% Lincoln VIP Capital Appreciation Fund                  _________% Lincoln VIP Capital Appreciation Fund
     _________% Lincoln VIP Global Asset Allocation Fund               _________% Lincoln VIP Global Asset Allocation Fund
     _________% Lincoln VIP International Fund                         _________% Lincoln VIP International Fund
     _________% Lincoln VIP Money Market Fund                          _________% Lincoln VIP Money Market Fund*
     _________% Lincoln VIP Social Awareness Fund                      _________% Lincoln VIP Social Awareness Fund
     _________% MFS Capital Opportunities Series                       _________% MFS Capital Opportunities Series
     _________% MFS Emerging Growth Series                             _________% MFS Emerging Growth Series
     _________% MFS Total Return Series                                _________% MFS Total Return Series
     _________% MFS Utilities Series                                   _________% MFS Utilities Series
     _________% Neuberger Berman AMT Mid-Cap Growth Portfolio          _________% Neuberger Berman AMT Mid-Cap Growth Portfolio
     _________% Neuberger Berman AMT Regency Portfolio                 _________% Neuberger Berman AMT Regency Portfolio
     _________% Putnam VT Growth & Income Fund                         _________% Putnam VT Growth & Income Fund
     _________% Putnam VT Health Sciences Fund                         _________% Putnam VT Health Sciences Fund
     _________% Scudder VIT EAFE(R) Equity Index                       _________% Scudder VIT EAFE(R) Equity Index
     _________% Scudder VIT Equity 500 Index                           _________% Scudder VIT Equity 500 Index
     _________% Scudder VIT Small Cap Index                            _________% Scudder VIT Small Cap Index
     _________% Fixed Account: _____ year(s) (1-10)
                                                                       =========% Total (must = 100%)
     ======== % Total (must = 100%)                                    -------------------------------------------------------------
                                                                        Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
     ---------------------------------------------------------------   -------------------------------------------------------------
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[LOGO]                                                                          Request for 1035 Exchange (Nonqualified)
-----------------------------------------------------------------------------------------------------------------------------------
Instructions: A. Please type or print.
              B. Owner's and any joint owner's signatures are required on this form.
              C. The following items must be mailed to Lincoln Life to process a 1035 exchange:
                     1. This form, "Request for 1035 Exchange (Nonqualified)"
                     2. Old policy/contract to be exchanged (if lost, please indicate in Section 2 below)
                     3. State replacement form (if required by the state)
                     4. Lincoln ChoicePlus Assurance(SM) (Bonus) Application if funds are for an initial purchase payment

1    SURRENDERING COMPANY INFORMATION

     _______________________________________________________________________________________________________________________________
     Surrendering insurance company                                Telephone number
     _______________________________________________________________________________________________________________________________
     Address                                             City                             State                   ZIP

2    POLICY/CONTRACT INFORMATION

     _____________________________________    Transfer the proceeds: [_] Immediately
     Policy/contract number                                          [_] When indicated (date must be within 30 days): _____________
     The policy/contract is:
     [_] Enclosed
     [_] Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

     __________________________________________________________________   _______________________   ________________________________
     Owner's name                                                         Tax ID number             Social Security number

     __________________________________________________________________   __________________________________________________________
     Joint owner's name                                                   Social Security number

     __________________________________________________________________   __________________________________________________________
     Annuitant name(s)                                                    Social Security number

3    SIGNATURES

     I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue
     Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

     I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

     I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance
     Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

     Signed at _________________________________________________________this_______day of____________________________year___________

     __________________________________________________________________   __________________________________________________________
     Owner's signature                                                    Joint owner's signature

     __________________________________________________________________   __________________________________________________________
     Insured signature (life only)                                        Irrevocable beneficiary signature

4    ACCEPTANCE OF ASSIGNMENT

     This section is to be completed by the insurance company.

     The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

     ________________________________________________   ________________________________________   _________________________________
     Authorized signature                               Title                                      Date

     _________________________________   Mail to: Lincoln Life, PO Box 7866, Fort Wayne  IN  46801-7866
     New policy/contract number                   Phone  800-826-6848

-----------------------------------------------------------------------------------------------------------------------------------
Send completed application and this form to your investment dealer's home office or to:

                                                                                      Express Mail:
                                    Lincoln Life                                      Lincoln Life
                                    PO Box 7866                                       Attention: ChoicePlus Operations
                                    Fort Wayne IN 46801-7866                          1300 South Clinton Street
                                                                                      Fort Wayne IN 46802
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5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051CP2) or the Portfolio
     Rebalancing form (28887CP2).

6    Benefit Options

     Death benefits
     Select one: (If no benefit is specified, the default Death Benefit will be the  Guarantee of Principal Death Benefit.)

     [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [_] I/We hereby elect the Guarantee of Principal Death Benefit.
     [_] I/We hereby elect the Estate Enhancement Benefit/1/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     Living benefit
     [_] I/We hereby elect the Principal Security Benefit/2/ option.

     /1/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and
         Annuitant are all under age 76.
     /2/ The Principal Security Benefit option is not available with the i4LIFE(SM) Advantage. If the contract is tax-
         qualified, maximum age is 80.

7    Automatic Withdrawal

     Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges.
           Withdrawal minimum: $50 per distribution/$300 annually.
     -------------------------------------------------------------        ---------------------------------------------------------
     [_] Please provide me with automatic withdrawals based on
         ________% (may be between 1-10%) of the greater of total         [_] Please provide me with automatic withdrawals
         contract value or premium payments, payable as follows:              of $_____________________________
     [_] Monthly [_] Quarterly [_] Semiannually [_] Annually         OR   [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

     Begin withdrawals in  [_][_]  [_][_]                                 Begin withdrawals in  [_][_]  [_][_]
                           Month    Year                                                         Month   Year
     -------------------------------------------------------------        ---------------------------------------------------------
     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%.Additional state tax withholding may be required depending on state of residency.
     ELECT ONE: [_] Do withhold taxes Amount to be withheld  ________% (must be at least 10%)
                [_] Do not withhold taxes

     PAYOUT     Direct deposit           [_] Checking (Attach a "voided" check) OR [_] Savings (Attach a deposit slip)
     METHOD:    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                ___________________________________________________________________________________________________________________
                Bank name                                                                       Bank telephone number

8    Automatic Bank Draft

     _____________________________________________________________   ______________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     ______________________________________________________________________________________________________________________________
     Bank name                                                                        Bank telephone number

     $______________________________________                 Automatic bank draft start date:  [_][_]    [_][_]    [_][_]
     Monthly amount                                                                             Month  Day (1-28)   Year
     [_] Checking (Attach a "voided" check)    OR [_] Savings (Attach a deposit slip)

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
     Life and the financial institution a reasonable opportunity to act on it.
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9    Telephone/Internet Authorization    (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   Replacement

     Does the applicant have any existing life policies or annuity contracts?         [_] Yes [_] No
     Will the proposed contract replace any existing annuity or life insurance?       [_] Yes [_] No

     (Attach a state replacement form if required by the state in which the application is signed.)

     ______________________________________________________________________________________________________________________________
     Company name

     ______________________________________________________________________________________________________________________________
     Plan name                                                                                             Year issued

     Fraud Warning

     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

11   Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Assurance(SM) (Bonus) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the
     Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ________________________________________________________________________________________
     Signed at (city)                       State                                                Date [_][_] [_][_] [_][_]
                                                                                                      Month   Day    Year
     ________________________________________________________________________________________
     Signature of Contract Owner            Joint Contract Owner (if applicable)

     ________________________________________________________________________________________
     Signed at (city)                       State                                                Date [_][_] [_][_] [_][_]
                                                                                                      Month   Day    Year
     ________________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


===================================================================================================================================
                                               FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
===================================================================================================================================
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===================================================================================================================================
            THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
===================================================================================================================================

12   Insurance in Force    Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes    If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):
     (Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                                $
     ______________________________________________________________________________________________________________________________
     Company name                                                                       Year issued                 Amount

13   Additional Remarks

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________
14   Dealer Information     Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                            If more than one representative, please indicate names and percentages in Section 13.

     [_] 1   [_] 2   [_] 3   [_] 4    AND     [_] i4LIFE(SM) Advantage - complete election form

     If your client is not electing the i4LIFESM Advantage today, does your client plan to add it in the future?  [_] Yes  [_] No

     _______________________________________________________________________     [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)    Registered representative's telephone number

     _______________________________________________________________________     [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                             Registered representative's SSN

     ______________________________________________________________________________________________________________________________
     Dealer's name

     ______________________________________________________________________________________________________________________________
     Branch address                                     City                                      State              ZIP

     ______________________________________________________________________________________________________________________________
     Branch number                                      Registered representative number

     [_] CHECK IF BROKER CHANGE OF ADDRESS

15   Registered Representative's Signature

     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     Signature

-----------------------------------------------------------------------------------------------------------------------------------
                                               Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                                                                Express Mail:
             [LOGO]                            Lincoln Life                     Lincoln Life
                                               P.O. Box 7866                    Attention: ChoicePlus Operations
                                               Fort Wayne, IN 46801-7866        1300 South Clinton Street
                                                                                Fort Wayne, IN 46802

                                               If you have any questions regarding this application, please call Lincoln Life at 800 826-6848.
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